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                                  Exhibit 10.20

                 WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of May 7, 2002 (the "Amendment Date"), is among ENCORE MEDICAL CORPORATION, ENCORE MEDICAL GP, INC., ENCORE MEDICAL ASSET CORPORATION, ENCORE MEDICAL, L.P., CHATTANOOGA GROUP, INC., and BANK OF AMERICA, NATIONAL ASSOCIATION (in its capacity as administrative agent under the Credit Agreement referenced below and as the sole Lender under the Credit Agreement referenced below).

                                    RECITALS:

     A. The Borrowers, the Agent, and the Lenders have entered into that certain Credit Agreement dated as of February 8, 2002 (the "Credit Agreement") pursuant to which the Lenders have provided certain credit facilities to the Borrowers.

     B. The Borrowers have requested that the Agent and the Lenders amend certain provisions of the Credit Agreement and waive an Event of Default under the Credit Agreement.

     C. Subject to satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Credit Agreement and provide the requested waiver of an Event of Default as specifically provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                    ARTICLE 2

                           Waiver of Event of Default

     Section 2.1 Waiver of Event of Default. Pursuant to Section 7.23 of the Credit Agreement, the Borrowers were required to cause the Parent and its Subsidiaries to maintain a minimum EBITDA for the twelve (12) Fiscal Periods ended on the last day of the first Fiscal Quarter of the Fiscal Year ending December 31, 2002 (the "Measurement Date") of not less than $15,782,000. As of the Measurement Date, the EBITDA of the Parent and its Subsidiaries for the

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT - Page 1

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preceding twelve (12) Fiscal Periods was less than the required amount. The
Borrowers' failure to cause the Parent and its Subsidiaries to maintain the EBITDA Covenant as required by the Credit Agreement, constitutes an Event of Default under Section 9.1(c)(i) of the Credit Agreement (the "Existing Default"). Effective as of the date of this Amendment, and subject to the conditions precedent contained herein, the Lenders hereby waive the Event of Default resulting from the Existing Default.

                                    ARTICLE 3

                                   Amendments

     Section 3.1 Amendment to Section 7.23 of the Credit Agreement. Effective as of the Amendment Date, Section 7.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          Section 7.23 Minimum EBITDA. The Borrowers shall not permit EBITDA, determined for the Parent and its Subsidiaries on a consolidated basis, for the preceding twelve (12) Fiscal Periods, to be less than the amounts specified for the applicable dates as follows:

          ----------------------------------------------------------------------
                                                                    Minimum
          Fiscal Quarter End                                        EBITDA
          ----------------------------------------------------------------------
          The last day of the second Fiscal Quarter of the Fiscal   $14,900,000
          Year ending December 31, 2002
          ----------------------------------------------------------------------
          The last day of the third Fiscal Quarter of the Fiscal    $14,300,000
          Year ending December 31, 2002
          ----------------------------------------------------------------------
          December 31, 2002                                         $14,800,000
          ----------------------------------------------------------------------
          The last day of the first Fiscal Quarter of the Fiscal    $16,038,000
          Year ending December 31, 2003
          ----------------------------------------------------------------------
          The last day of the second Fiscal Quarter of the Fiscal   $16,942,000
          Year ending December 31, 2003
          ----------------------------------------------------------------------
          The last day of the third Fiscal Quarter of the Fiscal    $17,574,000
          Year ending December 31, 2003
          ----------------------------------------------------------------------
          December 31, 2003                                         $17,966,000
          ----------------------------------------------------------------------
          The last day of the first Fiscal Quarter of the Fiscal    $18,597,000
          Year ending December 31, 2004
          ----------------------------------------------------------------------
          The last day of the second Fiscal Quarter of the Fiscal   $19,244,000
          Year ending December 31, 2004
          ----------------------------------------------------------------------

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          ----------------------------------------------------------------------
                                                                    Minimum
          Fiscal Quarter End                                        EBITDA
          ----------------------------------------------------------------------
          The last day of the third Fiscal Quarter of the Fiscal    $19,910,000
          Year ending December 31, 2004
          ----------------------------------------------------------------------
          December 31, 2004 and each Fiscal Quarter ending          $20,600,000
          thereafter
          ----------------------------------------------------------------------

     Section 3.2 Amendment to Annex A of the Credit Agreement. Effective as of the Amendment Date, the definition of "Borrowing Base" in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Borrowing Base" means, at any time, an amount equal to (a) the sum of
     (i) eighty-five percent (85.0%) of the Net Amount of Eligible Accounts; plus (ii) (A) prior to August 7, 2002, sixty percent (60.0%) of the lower of cost (on a first-in, first-out basis) or market value of Eligible Finished Goods Inventory and (B) from August 7, 2002 and thereafter the lesser of (1) sixty percent (60.0%) of the lower of cost (on a first-in, first-out basis) or market value of Eligible Finished Goods Inventory or
     (2) seventy-five percent (75.0%) of the Orderly Liquidation Value of Finished Goods Inventory plus (iii) (A) prior to August 7, 2002, thirty-five percent (35.0%) of the lower of cost (on a first-in, first-out basis) or market value of Eligible Generic Raw Materials Inventory and (B) from August 7, 2002 and thereafter the lesser of (1) thirty-five percent (35.0%) of the lower of cost (on a first-in, first-out basis) or market value of Eligible Generic Raw Materials Inventory or (2) seventy-five percent (75.0%) of the Orderly Liquidation Value of Generic Raw Materials Inventory, minus (b) from August 7, 2002 and thereafter, $500,000, minus
     (c) Reserves from time to time established by the Agent in its reasonable credit judgment.

                                    ARTICLE 4

                                   Conditions

     Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (b) no Default or Event of Default shall be in existence after giving effect to the waiver set forth in Section 2.1 of this Amendment;

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          (c) the Borrowers and the Lenders shall have delivered to the Agent an executed original copy of this Amendment and each other agreement, document, or instrument reasonably requested by the Agent in connection with this Amendment;

          (d) the Borrower shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent arising in connection with the Credit Agreement or this Amendment, including, without limitation, the reasonable fees, costs, and expenses of the Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation;

          (e) In consideration of the amendments contained herein, the Borrower shall have paid to the Agent on the Amendment Date, for the ratable benefit of the Lenders, a fee in an amount equal to $50,000; and

          (f) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to (i) the Agent, (ii) the Lenders, and (iii) the Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                    ARTICLE 5

                  Ratifications, Representations and Warranties

     Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

     Section 5.2 Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of each Borrower and will not violate the articles of incorporation or bylaws of any Borrower, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date), (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.

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                                    ARTICLE 6

                                  Miscellaneous

     Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

     Section 6.2 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 6.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Borrowers, the Agent, and the Lenders and their respective successors and assigns, except no Borrower may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

     Section 6.6 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 6.7 Effect of Waiver and Amendment. The waiver specifically described in Section 2.1 of this Amendment shall not constitute and shall not be deemed a waiver of any other Default or Event of Default, whether arising as a result of the further violation of Section 7.23 of the Credit Agreement or otherwise, or a waiver of any rights or remedies arising as a result of any such other Defaults or Events of Default. No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by any Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. Each of the Borrowers (individually, a "subject Borrower") hereby (a) consents to the execution and delivery of this Amendment by the other Borrowers, (b) agrees that this Amendment shall not limit or diminish the obligations of the subject Borrower under its certain Loan Documents delivered in connection with the Credit Agreement, executed or joined in by the subject

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Borrower and delivered to the Agent, (c) reaffirms the subject Borrower's obligations under each of such Loan Documents, and (d) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

     Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.9 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment effective as of the date first written above.

                                BORROWERS:

                                ENCORE MEDICAL CORPORATION


                                By: /s/ Harry L. Zimmerman
                                        Harry L. Zimmerman
                                        Executive Vice President and General
                                        Counsel

                                ENCORE MEDICAL GP, INC.


                                By: /s/ Harry L. Zimmerman
                                        Harry L. Zimmerman
                                        Executive Vice President and General
                                        Counsel

                                ENCORE MEDICAL ASSET CORPORATION

                                By: /s/ Harry L. Zimmerman
                                        Harry L. Zimmerman
                                        Executive Vice President and General
                                        Counsel

                                ENCORE MEDICAL, L.P.

                                By: Encore Medical GP, Inc., its sole
                                    General Partner

                                    By: /s/ Harry L. Zimmerman
                                            Harry L. Zimmerman
                                            Executive Vice President and General
                                            Counsel

                                AGENT:

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                                    BANK OF AMERICA, NATIONAL ASSOCIATION


                                    By: /s/ Kevin R. Kelly
                                    Name: Kevin R.  Kelly
                                    Title: Sr. Vice President

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                                    LENDERS:

                                    BANK OF AMERICA, NATIONAL ASSOCIATION


                                    By: /s/ Kevin R. Kelly
                                    Name: Kevin R.  Kelly
                                    Title: Sr. Vice President

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